SECOND AMENDMENT TO AGREEMENT OF SALE AND ESCROW AGREEMENT

     THIS SECOND AMENDMENT TO AGREEMENT OF SALE AND ESCROW AGREEMENT (this "Second Amendment") is made and entered into as of the 12th day of September, 1996, between between P.C. CENTER LIMITED PARTNERSHIP, an Illinois limited partnership ("Seller") and PARKWAY COMMERCE CENTER, LTD., a Florida limited partnership ("Purchaser")

                             W I T N E S S E T H:

     WHEREAS, Seller and Purchaser are parties to that certain Agreement of Sale entered into as of August 13, 1996 (as heretofore amended, the "Original Agreement"), pursuant to which Seller agreed to sell to Purchaser, and Purchaser agreed to purchase from Seller, the "Property" (as defined in the Original Agreement);

     WHEREAS, pursuant to the Original Agreement Seller and Purchaser entered into that certain Escrow Agreement, dated August 13, 1996 (as heretofore amended, the "Escrow Agreement"); and

     WHEREAS, Seller and Purchaser now desire to amend the Original Agreement and the Escrow Agreement pursuant to the terms and provisions set forth herein.

     NOW, THEREFORE, for and in consideration of the premises and mutual agreements contained herein, the payment of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller, Purchaser and Escrow Agent agree that the Original Agreement and the Escrow Agreement are amended as follows:

     1. All capitalized terms used in this Amendment, to the extent not otherwise expressly defined herein, shall have the same meanings ascribed to such terms in the Original Agreement.

     2. Lines three (3) and four (4) of Paragraph 1 of the Original Agreement are hereby deleted, and the following is hereby inserted in lieu thereof:
"acknowledged, Purchaser agrees to purchase and Seller agrees to sell at a price of Six Million Fifty Thousand And No/100 Dollars ($6,050,000.00) subject to adjustments hereinafter".

     3. Lines two (2) and three (3) of Paragraph 2.2 of the Original Agreement are hereby deleted and the following is hereby inserted in lieu thereof: "terms of Paragraph 7 herein, on or before 5:00 p.m. Chicago time on September 17, 1996 Purchaser shall deliver to Title Insurer".

     4. The words "August 30, 1996" are hereby deleted from the first line of Paragraph 3 of the Escrow Agreement and the following is hereby inserted in lieu thereof: "September 17, 1996".

     5.   The words "September 16, 1996" are hereby deleted from the second line of Paragraph 25 of the Original Agreement and the following is hereby inserted in lieu thereof: "October 18, 1996"
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     6.   Purchaser hereby acknowledges that it has completed its due diligence inspection of the Property and that the Inspection Period has expired. From and after the date of this Second Amendment, Purchaser shall have no option, pursuant to the terms of Paragraph 7 of the Agreement, to terminate the Agreement.

     7. Notwithstanding the terms and provisions of Paragraph 6 of this Second Amendment, Purchaser shall not be obligated to close the transaction contemplated under the Original Agreement in the event that an updated survey of the Property prepared by McLaughlin Engineering Co. discloses that any permanent improvements on the property violate any setback requirements as disclosed by any existing plats or zoning regulations related to the Property.

     8. Seller shall provide Purchaser with a credit at Closing in the amount of One Hundred Thousand and No/100 Dollars ($100,000.00) related to capital improvements at the Property.

     9. The Legal Description of the Property, as set forth on Exhibit A of the Original Agreement, is amended to include Parcel V as set forth on Exhibit A-1 attached hereto and made a part hereof.

     10. Except as amended herein, the terms and conditions of the Original Agreement and the Escrow Agreement shall continue in full force and effect and are hereby ratified in their entirety.

     11. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same agreement.

     12. The parties hereto agree and acknowledge that a facsimile copy of any party's signature on this Second Amendment shall be enforceable against such party as an original.
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Purchaser and Seller hereby agree and acknowledge that this Second Amendment shall be enforceable and binding as between the two parties notwithstanding the lack of Escrow Agent's execution hereof.

     Executed as of the date first written above.

                         SELLER:

                         P.C. CENTER LIMITED PARTNERSHIP, an Illinois limited partnership

                         By: Parkway Commerce Center Partners, Inc., an Illinois corporation, its general partner

                              By:   /s/ James E. Mendelson
                                   ---------------------------------------
                              Name:     James E. Mendelson
                                   ---------------------------------------
                              Its:      Authorized Rep


                         PURCHASER:

                         PARKWAY COMMERCE CENTER, LTD., a Florida limited partnership

                         By:  Adler PCC, Inc. its general partner

                              By:   /s/ Joel Levy
                                   --------------------------------------
                              Name:     Joel Levy
                                   --------------------------------------
                              Its:      Executive Vice President
                                   --------------------------------------


                         ESCROW AGENT:

                         FIRST AMERICAN TITLE INSURANCE COMPANY

                         By:
                              ---------------------------------------
                         Name:
                              ---------------------------------------
                         Its:
                              ---------------------------------------
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